                                                                   EXHIBIT 10.33

                          REGISTRATION RIGHTS AGREEMENT

         REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT"), dated as of October 22, 2003, by and between NEOPROBE CORPORATION, a Delaware corporation, (the "COMPANY"), and undersigned purchasers (together with their permitted assigns, the "PURCHASERS") of the 1,304,348 shares of common stock, $.001 par value (the "Purchased Shares"), and the Series R Warrants to Purchase Common Stock (the "WARRANTS") issued by the Company on the date hereof pursuant to the terms of a Stock Purchase Agreement of even date (the "STOCK PURCHASE AGREEMENT"). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Stock Purchase Agreement.

                                    WHEREAS:

         A. The Company has agreed, upon the terms and subject to the conditions of the Stock Purchase Agreements, to issue to the Purchasers the Purchased Shares and the Warrants exercisable for 652,174 shares of the Company's common stock, par value $.001 per share (the "WARRANT SHARES"); and

         B. To induce the Purchasers to enter into the Stock Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "1933 ACT"), and applicable state securities laws.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchasers hereby agree as follows:

         1.       DEFINITIONS.

                  As used in this Agreement, the following terms shall have the following meanings:

                  a. "PERSON" means any person or entity including any corporation, a limited liability company, an association, a partnership, an organization, an individual, a governmental or political subdivision thereof or a governmental agency.

                  b. "REGISTER," "REGISTERED," and "REGISTRATION" refer to a registration effected by preparing and filing one or more registration statements of the Company in compliance with the 1933 Act and pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous basis ("RULE 415"), and the declaration or ordering of effectiveness of such registration statement(s) by the United States Securities and Exchange Commission (the "SEC").

                  c. "REGISTRABLE SECURITIES" means the Purchased Shares, and the Warrant Shares which may from time to time be issued upon exercise of the Warrants.

                  e. "REGISTRATION STATEMENT" means the registration statement of the Company which the Company has agreed to file hereunder registering the offer and sale by Purchasers to the public of the Registrable Securities.

         2.       REGISTRATION.

                  a. Mandatory Registration. The Company shall as soon as practicable following the Closing, but no later than December 31, 2003, file the Registration Statement with the SEC. Purchasers and their respective counsel shall have a reasonable opportunity to review and comment upon the Registration Statement prior to its filing. Purchasers shall furnish all information reasonably requested by the Company for inclusion in the Registration Statement. The Company shall use commercially reasonable efforts to have the Registration Statement declared effective by the SEC by March 1, 2004. In the event the Registration Statement is not filed or declared effective within the above time frames, or for any delay or other inability of the Purchasers to use the prospectus after initial effectiveness which are caused by the Company's breach of its obligations under the Registration Rights Agreement, the exercise price of the Warrants shall be reduced by 10% per month. The Company shall use commercially reasonable efforts to keep the Registration Statement effective pursuant to Rule 415 promulgated under the 1933 Act and available for sales by Purchasers of all of the Registrable Securities at all times until the earlier of (i) the date as of which any Purchaser would, if not an affiliate of the Company, be able sell all of the Registrable Securities without restriction pursuant to Rule 144(k) promulgated under the 1933 Act (or successor thereto), or (ii) date on which Purchasers shall have sold all the Registrable Securities (the "REGISTRATION PERIOD").

                  b. Rule 424 Prospectus. The Company shall, as required by applicable securities regulations, from time to time file with the SEC, pursuant to Rule 424 promulgated under the 1933 Act, the prospectus and prospectus supplements, if any, to be used in connection with sales of the Registrable Securities under the Registration Statement. Purchasers and their counsel shall have a reasonable opportunity to review and comment upon such prospectus prior to its filing with the SEC.

         3.       RELATED OBLIGATIONS.

         With respect to the Registration Statement, the Company shall have the following obligations:

                  a. The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep the Registration Statement effective at all times during the Registration Period.

                  b. The Company shall permit Purchasers to review and comment upon the Registration Statement and all amendments and supplements thereto at least two Business Days prior to their filing with the SEC. Each of the Purchasers shall provide the Company with any comments or corrections to the Registration Statement, or any amendments or supplements thereto, within two Business Days from the date such Purchaser receives the final version thereof.

                  c. The Company shall furnish to Purchasers, (i) promptly after the same is prepared and filed with the SEC, at least one copy of the Registration Statement and any amendment(s) thereto, including financial statements and schedules, and all exhibits, (ii) upon the effectiveness of any registration statement, a copy of the prospectus included in such registration statement and all amendments and supplements thereto (or such other number of copies as Purchasers may reasonably request) and (iii) such other documents, including copies of any preliminary or final prospectus, as Purchasers may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by Purchasers.

                  d. The Company shall use commercially reasonable efforts to (i) register and qualify the Registrable Securities covered by a registration statement under such other securities or "blue sky" laws of such jurisdictions in the United States as Purchasers reasonably request, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction.

                  e. As promptly as practicable after becoming aware of such event or facts, the Company shall notify Purchasers in writing of the happening of any event or existence of such facts as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly prepare and file with the SEC and with all other applicable "blue sky" authorities a supplement or amendment to such registration statement to correct such untrue statement or omission, and deliver 10 copies of such supplement or amendment to Purchasers (or such other number of copies as Purchasers may reasonably request). The Company shall also promptly notify Purchasers in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when the Registration Statement or any post-effective amendment has become effective, (ii) of any request by the SEC for amendments or supplements to the Registration Statement or related prospectus or related information, and (iii) of the Company's reasonable determination that a post-effective amendment to the Registration Statement would be appropriate.

                  f. The Company shall use its commercially reasonable efforts to prevent the issuance of any stop order or other suspension of effectiveness of any registration statement, or the suspension of the qualification of any Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify Purchasers of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

         4.       OBLIGATIONS OF PURCHASERS.

                  a. Each Purchaser shall promptly furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably requested by the Company to effect the registration of such Registrable Securities, including information to be included in the Registration Statement, prospectus and all amendments and supplements thereto, and shall execute such documents in connection with such registration as the Company may reasonably request.

                  b. Each Purchaser agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement, any amendment thereto, or any amendment or supplement to the prospectus.

                  c. Each Purchaser agrees that, upon receipt of any notice from the Company of the happening of any event or existence of facts of the kind described in Section 3(f) or the first sentence of 3(e), such Purchaser will immediately discontinue disposition of Registrable Securities until Purchaser's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(f) or the first sentence of 3(e).

         5.       EXPENSES OF REGISTRATION.

                  All reasonable expenses, other than sales or brokerage commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualification fees, printing and accounting fees, and fees and disbursements of counsel for the Company, shall be paid by the Company.

         6.       INDEMNIFICATION.

                  a. To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Purchaser, each Person, if any, who controls a Purchaser, the members, the directors, officers, partners, employees, agents, representatives of Purchasers and each Person, if any, who controls Purchasers within the meaning of the 1933 Act or the Securities Exchange Act of 1934, as amended (the "1934 ACT") and their respective successors and assigns (each, an "INDEMNIFIED PERSON"), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, attorneys' fees, amounts paid in settlement or expenses, joint or several, (collectively, "CLAIMS") incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto ("INDEMNIFIED DAMAGES"), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in the Registration Statement, or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other "blue sky" laws of any jurisdiction in which Registrable Securities are offered ("BLUE SKY FILING"), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading,
(ii) any untrue statement or alleged untrue statement of a material fact contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to the Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, "VIOLATIONS"). The Company shall reimburse each Indemnified Person promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs as a result of any untrue statement or omission of a material fact by either Purchaser in information provided to the Company expressly for use in connection with the preparation of the Registration Statement, or any amendment thereof or supplement thereto; (ii) with respect to any superseded prospectus, shall not inure to the benefit of any such person from whom the person asserting any such Claim purchased the

Registrable Securities that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of material fact contained in the superseded prospectus was corrected in the revised prospectus, as then amended or supplemented, prior to the purchase, and if such revised prospectus was timely made available by the Company pursuant to Section 3(c) or Section 3(e); (iii) shall not be available to the extent such Claim is based on a failure of an Indemnified Person to deliver or to cause to be delivered the prospectus made available by the Company, if such prospectus was timely made available by the Company pursuant to Section 3(c) or Section 3(e); and (iv) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, provided that such consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive any transfer of the Registrable Securities by a Purchaser pursuant to Section 9.

                  b. In connection with the Registration Statement, each Purchaser agrees to indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement, each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act and their respective successors and assigns (collectively and together with an Indemnified Person, an "INDEMNIFIED PARTY"), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation (i) occurs in reliance upon and in conformity with information furnished to the Company by such Purchaser expressly for use in connection with the Registration Statement, prospectus or amendment or supplement thereto, (ii) arises from an untrue statement or omission of material fact contained in a superseded prospectus, if the untrue statement or omission of material fact contained in the superseded prospectus was corrected in the revised prospectus, as then amended or supplemented, if such revised prospectus was timely made available by the Company pursuant to Section 3(c) or
Section 3(e), (iii) arises as a result of such Purchaser's failure to deliver or to cause to be delivered the prospectus made available by the Company, if such prospectus was timely made available by the Company pursuant to Section 3(c) or
Section 3(e), or (iv) arises from the offer or sale or Registrable Securities under the securities or other "blue sky" laws of any jurisdiction in which such Purchaser has not requested the Company to register and qualify the Registrable Securities pursuant to Section 3(d); and, subject to Section 6(d), such Purchaser will reimburse promptly as such expenses are incurred and are due and payable any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Purchaser, provided that such consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by Purchaser pursuant to Section 9.

                  c. Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any claim, investigation, inquiry, action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified

Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, Persons, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

         7.       CONTRIBUTION.

                  To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that:
(i) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

         8.       REPORTS AND DISCLOSURE UNDER THE SECURITIES ACTS.

                  With a view to making available to Purchasers the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit Purchasers to sell securities of the Company to the public without registration ("RULE 144"), until the Warrants have been fully exercised or have expired, the Company agrees to:

                  a. make and keep public information available, as those terms are understood and defined in Rule 144;

                  b. file with the SEC in a timely manner all reports and other documents required of the Company and its officers under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

                  c. furnish to each Purchaser so long as such Purchaser owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it and its officers have complied with the reporting and or disclosure provisions of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and its officers, and (iii) such other information as may be reasonably requested to permit Purchasers to sell such securities pursuant to Rule 144 without registration.

         9.       ASSIGNMENT OF REGISTRATION RIGHTS.

                  The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of Purchasers, including by merger or consolidation. A Purchaser may not assign its rights under this Agreement without the written consent of the Company, other than to a permitted transferee of Purchaser's Warrants.

         10.      AMENDMENT OF REGISTRATION RIGHTS.

                  Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a requisite majority interest of Registrable Securities.

         11.      MISCELLANEOUS.

                  a. A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

                  b. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Trading Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

         If to the Company:

                  Neoprobe Corporation
                  425 Metro Place North, Suite 300
                  Dublin, OH 43017
                  Telephone: 614-793-7500
                  Facsimile: 614-793-7522
                  Attention: Chief Financial Officer

         With a copy to:

                  Porter Wright Morris & Arthur
                  41 South High Street, Suite 2900
                  Columbus, OH 43215
                  Telephone: (614) 227-2136
                  Facsimile: (614) 227-2100
                  Attention: William J. Kelly, Jr.

         If to the Purchasers:

                  copy to:

or at such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party three Business Days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a nationally recognized overnight delivery service, shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i),
(ii) or (iii) above, respectively.

                  c. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

                  d. The corporate laws of the State of Delaware shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdiction other than the State of New York. The parties hereto further agree and acknowledge that any dispute or controversy arising out of or in any manner whatsoever relating to this Agreement shall be brought in the courts of the State of New York of the United States of America for the Southern District of New York, and by execution of this Agreement, each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

                  e. This Agreement, the Warrants, the Purchase Agreement and the other agreements and instruments referenced therein, constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement and the

Purchase Agreement, and the other agreements and instruments executed and delivered in connection therewith, supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

                  f. Subject to the requirements of Section 9, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

                  g. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  h. This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

                  i. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                  j. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

                  k. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

         IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of the day and year first above written.

                                              THE COMPANY:

                                              NEOPROBE CORPORATION

                                              By:    /s/ David C. Bupp
                                                 -------------------------
                                              Name:  David C. Bupp
                                              Title: President and Chief
                                                     Executive Officer

                                              PURCHASERS:

                                              Bridges & Pipes, LLC

                                              By: /s/ David Fuchs
                                                  -------------------------
                                                  David Fuchs, Managing Director

                     SCHEDULE IDENTIFYING OMITTED DOCUMENTS

         The only particulars in which the foregoing instrument differs materially from the omitted instruments are the names of the purchasers and the number of shares and warrants subscribed, which information is contained in the following table:

                PURCHASER                                 SHARES          WARRANTS
----------------------------------------------------------------------------------
MFW Associates                                            434,783          217,391
----------------------------------------------------------------------------------
Dan & Edna Purjes                                         869,565          434,783
----------------------------------------------------------------------------------
Sands Brothers Venture Capital I, LLC                     217,391          108,696
----------------------------------------------------------------------------------
Sands Brothers Venture Capital II, LLC                    217,391          108,696
----------------------------------------------------------------------------------
Sands Brothers Venture Capital III, LLC                 1,304,348          652,174
----------------------------------------------------------------------------------
Sands Brothers Venture Capital IV, LLC                    434,783          217,391
----------------------------------------------------------------------------------
R&R Capital Partners I, Inc.                            1,086,957          543,478
----------------------------------------------------------------------------------
Y Securities Management, Ltd.                             217,391          108,696
----------------------------------------------------------------------------------
ALKI Capital Management                                   434,783          217,391
----------------------------------------------------------------------------------
West End Convertible Fund, L.P.                           108,696           54,348
----------------------------------------------------------------------------------
WEC Partners, LLC                                         326,087          163,043
----------------------------------------------------------------------------------
Aspatuck Holdings, Ltd.                                   108,696           54,348
----------------------------------------------------------------------------------
Myles Wittenstein                                         217,391          108,696
----------------------------------------------------------------------------------
Bristol Investment Fund, Ltd.                           1,304,348          652,174
----------------------------------------------------------------------------------
Dan Purjes IRA                                            869,565          434,783
----------------------------------------------------------------------------------
Gary Gelman                                               217,391          108,696
----------------------------------------------------------------------------------
Gamma Opportunity Capital Partners, L.P.                  869,565          434,783
----------------------------------------------------------------------------------
Alpha Capital AG                                        1,304,348          652,174
----------------------------------------------------------------------------------
Bridges & PIPES, LLC                                      108,696           54,348
----------------------------------------------------------------------------------
The Purjes Foundation                                     217,391          108,696
----------------------------------------------------------------------------------